Exhibit 99.2

Making it Possible October 2021

Except for historical information, all of the statements, expectations and assumptions contained in this presentation are forward - looking statements . Forward - looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions, including estimated market opportunities for our product candidates and platform technology . These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management . These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict . Therefore, actual outcomes and results may, and in some cases are likely to, differ materially from what is expressed or forecasted in the forward - looking statements due to numerous factors discussed from time to time in documents which we file with the U . S . Securities and Exchange Commission . In addition, such statements could be affected by risks and uncertainties related to, among other things : risks of our clinical trials, including, but not limited to, the costs, design, initiation and enrollment (which could still be adversely impacted by COVID - 19 and resulting social distancing), timing, progress and results of such trials ; the timing of, and our ability to submit applications for, obtaining and maintaining regulatory approvals for our product candidates ; the potential impacts of COVID - 19 and related economic disruptions on our supply chain, including the availability of sufficient components and materials used in our product candidates ; the potential advantages of our product candidates and platform technology ; the rate and degree of market acceptance and clinical utility of our product candidates ; our estimates regarding the potential market opportunity for our product candidates ; reliance on third parties to develop and commercialize our product candidates ; the ability of us and our partners to timely develop, implement and maintain manufacturing, commercialization and marketing capabilities and strategies for our product candidates ; intellectual property risks ; changes in legal, regulatory and legislative environments in the markets in which we operate and the impact of these changes on our ability to obtain regulatory approval for our products ; and our competitive position . Any forward - looking statements speak only as of the date on which they are made, and except as may be required under applicable securities laws, Eyenovia does not undertake any obligation to update any forward - looking statements . 1 Forward - Looking Statements

2 Investment Highlights Clinically validated in multiple Phase 2 and Phase 3 studies Late - stage therapeutics pipeline MicroStat ( Mydcombi Œ ) for mydriasis (pupil dilation): Under FDA Review MicroPine for pediatric progressive myopia: Phase 3 CHAPERONE study full enrollment expected 1H 2022 MicroLine for presbyopia (improved near vision): Phase 3 VISION - 1 study successfully completed 2Q 2021 Second Phase 3 VISION - 2 study scheduled to begin 4Q 2021 Development and commercialization partnerships with leading global eyecare companies validate technology and provide significant non - dilutive capital. Arctic Vision – MicroPine , MicroLine and MydCombi for Greater China and South Korea Bausch Health – MicroPine in the US and Canada Platform technology allows for potential pipeline expansion into further high - value ophthalmic indications A leading ophthalmic company developing next - generation therapeutics delivered using its proprietary Optejet ® microdose array print (MAP Œ ) dispensing technology

3 Leadership Team Sean Ianchulev, MD, MPH CEO, CMO and Co - Founder John Gandolfo CFO Michael Rowe COO Jennifer Clasby VP Regulatory, Clinical and Quality Malini Batheja, PhD VP, Pharmaceutical R&D Norbert Lowe VP, Sales & Marketing Beth Scott, OD VP, Medical Affairs

4 Late - Stage Ophthalmic Pipeline for US Registration in Markets Valued Over $12.7 Billion Product Candidate Therapeutic Area Phase 3 NDA MydCombi Œ 1 ( trop+phen ) Pharmacologic Mydriasis MicroLine 1 (pilocarpine) Presbyopia MicroPine 3 (atropine) Progressive Myopia Potential pipeline expansion activities leveraging Optejet ® technology are ongoing * Estimate only 1 Out - licensed to Arctic Vision in Greater China and South Korea 2 Estimate from DelveInsight Presbyopia report; December 2020 3 Out - licensed to Bausch Health in the US and Canada, and Arctic Vision in Greater China and South Korea 4 CHAPERONE oversight and costs assumed by Bausch Health $250M+ US market opportunity* MIST - 1 MIST - 2 ~$7.7B US market opportunity 2 VISION - 2 $5B+ US market opportunity* CHAPERONE 4 VISION - 1

5 Potential Topical US Ophthalmic Market For Platform Technology* Lifestyle Enhancement Glaucoma: ~$3 Billion 3 Prescription Dry Eye: ~$1.6 Billion 2 Anti - Inflammatories: ~$1.4 Billion 1 Reduce IOP spikes due to high doses of steroids. Anti - Infectives: ~$650 Million 1 Eliminate contamination from poor usage of eyedropper bottles. *All potential market opportunities are estimates only 4 Estimate from Delveinsight Presbyopia Report, December 2020 1 IMS, 2015 2 Mixture of public information, IQVIA , Market Scope and estimates – Feb 2020 3 IQVIA, 2019 Improve systemic safety profile and allow for development of PGA + BB fixed combinations. Improvement in topical (e.g., hyperemia) and systemic AE profile. Multi - dose preservative free options. Improve clinical probability of success. Enable patients, especially the elderly, to better instill medication for improved results. Multi - dose preservative free options. Current Portfolio: ~$12.7 Billion* Existing Eyenovia portfolio in mydriasis, presbyopia, and myopia, with late - stage, first - in - class therapeutics. $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 Market Size Estimates for the United States (in US$ Billions)

Potential overexposure to drug and preservatives • Conventional droppers can overdose the eye by as much as 300%+ 1 • Known to cause ocular and systemic side effects 1 Protruding tip may create cross - contamination risk • More than 50% of administrations touch ocular surface 2 More difficult to use with poor compliance • Requires head tilting and aiming which may be compromised in pediatric and elderly populations • No dosage reminders or tracking which may lead to missed doses 6 Standard Eyedroppers Have Limited Therapeutic Approaches 1 Abelson, M., 2020. The Hows And Whys Of Pharmacokinetics. ReviewofOphthalmology.com; accessed 11/3/20 2 Brown MM, Brown GC, Spaeth GL. Improper topical self - administration of ocular medication among patients with glaucoma. Can J Ophthalmol . 1984 Feb;19(1):2 - 5. PMID: 6608974.

7 Optejet Microdose Array Print (MAP) Technology Designed for Optimal Drug Delivery Precise, Physiological Dosing: Directly coats the cornea with ~80% less exposure to drug and preservative toxicity (based on 8µL dose). 1 Designed to eliminate drug overflow for a more comfortable patient experience. Efficacy: Demonstrated statistical and clinically significant efficacy in IOP reduction, pharmacological mydriasis and presbyopia (improvement in near vision)1 ,2,5 Safety: Low systemic drug absorption and good ocular tolerability. 3,4 Non - protruding nozzle for no - touch spray application, potentially minimizing risk of cross contamination seen with traditional eyedroppers. Ease of Use: Horizontal drug delivery means no need to tilt the head back. Demonstrated first - time success with both medical professionals and patients. 2 Compliance and Adherence: Can be paired with smart devices to enable dosage reminders and tracking. 1 Abelson, M., 2020. The Hows And Whys Of Pharmacokinetics. ReviewofOphthalmology.com; accessed 11/3/20 5 Presented at Eyecelerator , July 2021 2 Pasquale L. et al., Clinical Ophthalmology 2018 3 Wirta D. et al, Presentation at 2019 ASCRS meeting 4 Ianchulev T. et al, Therapeutic Delivery 2018

8 Optejet : Significant Clinical Experience and Validation Five Phase 2 or Phase 3 clinical trials to date featured in dozens of publications and major meetings including ASCRS, AAO, AAOpt , OIS and EYEcelerator .

9 Optejet : Clinical Experience and Validation 0 50 100 150 200 250 300 350 PE 2.5% PE 10% PE 10% μ D Plasma PE ( pg /ml) 101.6 316.3 201.5 p = 0.003 p = 0.021 Drugs in traditional eyedroppers can enter systemic blood circulation and may cause significant side effects . 1 Microdose delivery of phenylephrine 10% (PE - µD) was associated with significantly less systemic exposure than traditional eye drops (PE 10%). 2 Reduced Systemic Levels 1 Muller, M., van der Velpe , N., Jaap, W., van der Cammen , T.; Syncope and falls due to timolol eye drops. BMJ, 2006 April; 332:960 - 961 2 Ianchulev, I. High - precision piezo - ejection ocular microdosing : Phase II study on local and systemic effects of topical phenylephrine. Ther Deliv , 2018 Jan;9(1):17 - 27

10 Optejet : Demonstrated Effectiveness in Multiple Phase 3 Studies Microdosing a fixed combination of tropicamide - phenylephrine had a superior mydriatic effect compared to either component formulation 1 Microdose Efficacy 1. Wirta DL, Walters TR, Flynn WJ, Rathi S, Ianchulev T. Mydriasis with micro - array print touch - free tropicamide+phylephrine fixed combination MIST: pooled randomized phase III trials. Ther Deliv ; 2021 2. Data on File, Eyenovia 2021 * * p=0.018 Combined MIST Studies 1,2 0% 20% 40% 60% 80% 100% Time Post Administration (minutes) Percentage of eyes achieving clinically significant pupil diameter of 5mm or greater 20 Min 35 min

0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0 5 10 15 20 25 Six - Month Daily Treatment Compliance 28 Children Age 6 – 13 YO 1 11 Optejet : Impressive Treatment Compliance 1 Data on file with Eyenovia. 2 Naito, 2018; Patel, 1995; Winfield, 1990 3 Matsui, 1997 Real Improvement in Real World Use Average of compliance rates from published ophthalmic studies 2 Average of compliance rates from published pediatric studies 3 This compares favorably to the approximately 50% compliance rate for pediatric medications as a whole, or the 59 – 69% range published for adult topical ophthalmic drug users In an ongoing late - stage trial, among the initial group of children using the Optejet once - daily, average compliance was nearly 90% during 6 consecutive months of Optejet use

12 Optejet Platform: Potential High - Value Opportunities Estimated Gross Margins Based on $100/Month Price 1 >90% Next - Generation Ophthalmic Therapeutics • Eyenovia’s microdose therapeutics are regulated by CDER (Drug Division of the FDA) with additional requirements as a Drug/Device combination product Eyenovia Products Aim to Provide Competitive Pharmaceutical Margins: • All pipeline products are Eyenovia’s own proprietary micro - formulations • Eyenovia currently owns the pharma - economics of the entire prescription value chain • MicroLine has strong potential as a cash - pay cosmeceutical 82% - 94% 1 Estimates for “at scale” (250,000 annual units minimum)

13 MicroLine for Presbyopia Etiology • The progressive loss of ability to focus on nearby objects • Non - preventable, age - related hardening of the lens Sources: Mayo Clinic Presbyopia Overview. Wollfsohn et al. Prog Retin Eye Res. Fernandez et al. J Ophthalm . Accessed December 2018 Symptoms • Tendency to hold reading material farther away to make the letters clearer • Blurred vision at normal reading distance • Eye strain, headaches after reading or doing close - up work Risk Factors • Age • Medical conditions and co - morbidities such as cardiovascular conditions, multiple sclerosis, and type 2 diabetes • Drugs associated with premature symptoms include antidepressants, anti - histamines and diuretics Diagnosis • Basic eye exam, with refraction assessment Normal Vision Presbyopic Vision

14 MicroLine Achieves Primary Endpoint in Phase 3 May 2021: Phase 3 VISION - 1 trial achieves primary endpoint Statistically significant proportion of subjects in treatment arm achieved three - line or more improvement in distance corrected near visual acuity Well tolerated with only mild adverse events; less than 3% brow ache 71% of study participants reported strong interest in using MicroLine if approved Registrational Phase 3 VISION - 2 study planned for Q4 2021 Topline data anticipated in H1 2022

15 VISION - 1 Study Design » Double - masked, placebo - controlled, cross - over superiority trial » Phase 3 ( microdosed pilocarpine 1%, 2% and placebo) » Primary endpoint: mesopic, high contrast binocular distance corrected near visual acuity VISION 1 Screening: Age 40 – 60 With Presbyopia Enrollment (N=84) MicroLine dose 1 1% pilocarpine MicroLine dose 2 2% pilocarpine Placebo

VISION - 1 Met Primary Endpoint Formulation is Well - Tolerated and Comfortable Key Safety Outcomes All AEs were Mild and Transient in Nature 1 Resolved by 3 hours post - dose MicroLine Placebo Moderate Hyperemia 1 2% 0% Instillation Discomfort 2% 0% Brow ache 2% 0% 0 50 100 Upon Instillation 30 minutes post dose Patient Comfort Assessment Placebo MicroLine Very Little Discomfort Quite a bit of Discomfort 1 o Outcome > 3 - line gain OR 7.7 p - value<0.05 Patients Report seeing improvement 71% Exit survey: Percent reporting significant improvement in near vision

17 VISION - 2 Study Design VISION 2 Enrollment (N=~120) MicroLine Dose 1 (2% pilocarpine) Placebo Topline data anticipated mid - 2022 » Double - masked, placebo - controlled, cross - over superiority trial » Phase 3 ( microdosed pilocarpine 2% and placebo) » Primary endpoint: mesopic, high contrast binocular distance corrected near visual acuity » Enrollment to commence 2H 2021

18 There Exists a Significant Unmet Need in Presbyopia 18 million people 40 - 55 years of age who never previously needed glasses suffer from presbyopia in the US alone A 7.7 billion dollar 1 addressable market • Majority of presbyopia patients have never had to wear glasses prior to having difficulty with near vision • Having to wear glasses can be an inconvenience and an outward signal of aging • A “no glasses” option may be valuable and more convenient to patients • Eyenovia’s MicroLine is intended to be a companion product to spectacles, not a replacement • Provides freedom to use the product as needed 1 Estimate from DelveInsight Presbyopia report; December 2020

19 MicroLine Product Profile Effective at restoring functional vision, such as the ability to read a menu or cell phone Ability to use “as needed” without chronic dosing Rapid onset of action Easy to administer Comfortable instillation with low incidence of brow or headache to drive patient satisfaction and re - use

20 MicroPine for Progressive Myopia • Back - of - the - eye disease • Mostly begins in early childhood, with a genetic link to myopic parents 1 • Pathologic elongation of sclera/retina which can lead to significant morbidity and visual sequelae 2 • Retinal detachment • Myopic retinopathy • Vision loss • Quality of life • Currently, no FDA - approved drug therapies to slow myopia progression • Atropine may slow myopia progression by 60% or more 3 1 Jones LA, Sinnott LT, Mutti DO, Mitchell GL, Moeschberger ML, Zadnik K. Parental history of myopia, sports and outdoor activities, and future myopia. Invest Ophthalmol Vis Sci. 2007 Aug;48(8):3524 - 32. 2 Eye and Contact Lens. 2004; 30 3 Chia A, Chua WH, Cheung YB, et al. Atropine for the treatment of childhood Myopia: Safety and efficacy of 0.5%, 0.1%, and 0.0 1% doses (Atropine for the Treatment of Myopia 2). Ophthalmology 2012;119:347 - 354 4 Theophanous C. Myopia Prevalence and Risk Factors in Children. Clinical Ophthalmology. December 2018. U.S. Census Bureau, Cur re nt Population Survey, Annual Social and Economic Supplement, 2019. Affects ~25M children in the US alone, with ~5M considered to be at high risk 4

21 Strategic Partnerships to Potentially Extend Commercial Reach Bausch Health Modern PowerPoint Presentation Arctic Vision Validating partnership for the development and commercialization of MicroPine , MicroLine and MydCombi Upfront payment: $4M Potential milestone payments and reimbursed development costs: $45M Commercial supply terms or royalties: mid - single digits Territory: Greater China (mainland China, Hong Kong, Macau and Taiwan) and South Korea Impacted population estimated at approx. more than 8x the US 1 Bausch Health Strategic partnership for the development and commercialization of MicroPine Upfront payment: $10M Potential milestone payments and reimbursed development costs: $50M ( Reimbursed development costs associated with Phase 3 CHAPERONE trial to begin immediately) Royalties on gross profit: mid - single digit to mid - teen percentages Territory: US and Canada US impacted population with high myopia estimated at approx. 3M 2,3 1 Min Chen, 2018 2 Theophanous C. Myopia Prevalence and Risk Factors in Children. Clinical Ophthalmology. December 2018. 3 U.S. Census Bureau, Current Population Survey, Annual Social and Economic Supplement, 2019.

22 Future Licensing Opportunities MydCombi MicroLine MydCombi MicroLine MicroPine Canada United States Central America South America Europe Australia New Zealand Africa Russia Middle East

23 MydCombi for Mydriasis 1 $200M annual sales of pharmaceutical mydriatic products used during 100M office - based exams ($2 * 100M) + $50M of single bottle mydriatic agents used cataract replacement surgery ($12.5 x 4M) • Pharmacologic mydriasis (pupil dilation) is part of the comprehensive eye exam • Estimated 100 million office - based comprehensive and diabetic eye exams and 4 million ophthalmic surgical dilations performed annually in the United States • Essential for diabetic retinopathy, glaucoma and retina disease screening • An estimated $250 million US market opportunity 1 • Places technology at the initial point - of - care with prescribers (ophthalmologists and optometrists) • No direct contact increases patient safety by reducing potential cross contamination associated with the use of shared dilating drops in OD/OPH offices • No anticipated reimbursement hurdles; expect to sell directly to ophthalmology and optometry practices • Able to commercialize efficiently with a small, targeted sales force • Currently under FDA Review

24 MydCombi Œ Mydriasis Made Modern • If approved, the only fixed combination of the two leading mydriatic medications in the US • Administered with the push of a button, saving up to ten minutes of technician time 1 • Touch - free, comfortable application with fewer than 1% of patients experiencing stinging discomfort 2 • Lower drug and preservative exposure, including systemic absorption of phenylephrine, which can be problematic in hypertensive patients 2,3 • Reliable in numerous patient practices. More than 9 out of 10 patients achieved clinically significant mydriasis at 35 minutes post - dosage 2 1 Denion E. et al, A 5 - Minute Interval between Two Dilating Eye Drops Increases Their Effect. Optom Vis Sci. 2017 Aug 2 Wirta , D. Presented at ASCRS Annual Meeting, 2019, San Diego CA 3 Abelson, M., 2020. The Hows And Whys Of Pharmacokinetics. ReviewofOphthalmology.com; accessed 11/3/20

25 MydCombi has a Superior Mydriatic Effect vs. Single Agents Mydriasis >5mm achieved in 88% of patients at 20 minutes, without the delay of instilling multiple drops Prompt Mydriasis Superior Efficacy Office & Surgical Use Modern PowerPoint Presentation MydCombi achieved superior efficacy over single - agent components Mydriasis >6 mm achieved in >93% of patients at 35 minutes post - dosage which is clinically meaningful for both office retinal exam and surgical dilation Presented by S. Rathi et al, American Academy of Optometry Annual Meeting, 2020 p=0.0183

11 FTE for $2.2 million Calling on large group practices in largest population centers for 50% reach at launch Salesforce 100 FTE for $20.0 million Calling on 18,000 doctors across the US for 80% reach at launch Not needed. Product is a diagnostic bought by the practice. Managed Care Group 8 FTE for $1.6 million Often delay of up to 1 year to obtain formulary access. $2.0 million Glossy pieces and interactive programs are not needed. Key Account People will train and leave a sample for evaluation. Promotion $10.0 million Dinner meetings, large convention booths, investigational grants, advertising, lunch and learns. Total: ~$4.2 million Total: ~$31.6 million 26 MydCombi Launch Expenses: A Fraction of a Typical Ophthalmic Drug Launch Note: All figures above are estimates Big Eye Pharma

27 Intellectual Property An additional barrier is the clinical and regulatory hurdles a competitor would have to meet to gain approval for an 8µ dose Worldwide patents are granted on the dispenser, the drop size, velocity of delivery and data capture from the base unit, and are in effect until late 2031 Provisional patents have been filed on the Gen 2 dispenser and if approved will bring protection through 2040 Technology that has Multiple Layers of IP, Clinical and Regulatory Protection

Financial Snapshot 28 Nasdaq: EYEN Common Shares Outstanding 25.9M Equity Grants Outstanding Under Stock Plans 4.4M Warrants 1.2M Fully Diluted Shares 31.6M Cash $27.2M Debt $7.5M All figures as of June 30, 2021

Board of Directors Dr. Fred Eshelman Chairman Founder and former CEO of PPDI, founding chairman of Furiex Pharmaceuticals, and founder of Eshelman Ventures Dr. Ernest Mario Board Member Former Chairman and CEO of Reliant Pharmaceuticals, ALZA, and Glaxo Holdings Dr. Curt LaBelle Board Member Managing Director of GHIF venture fund and Co - Founder of Eyenovia General partner of Hatteras Venture Partners Kenneth Lee Jr. Board Member Managing Director, Equity Capital Markets at Suntrust Robinson Humphrey Charles Mather IV Board Member CEO, Zentalis Pharmaceuticals, Inc. Dr. Anthony Sun Board Member 29 CEO, CMO and Co - Founder of Eyenovia Dr. Sean Ianchulev Board Member Ophthalmologist - in - Chief Wills Eye Hospital Dr. Julia Haller Board Member

Making it Possible October 2021